                               TABLE OF CONTENTS


SUMMARY..............................   1

FEE TABLE............................   2

THE FUND.............................   3

INVESTMENT OBJECTIVE AND POLICIES....   3

PORTFOLIO INVESTMENTS AND STRATEGIES.   4

RESTRICTIONS ON THE FUND'S
 INVESTMENTS.........................   7


RISKS AND INVESTMENT CONSIDERATIONS..   8

HOW TO PURCHASE SHARES...............  10

HOW TO REDEEM SHARES.................  11

NET ASSET VALUE......................  12

DISTRIBUTIONS AND TAXES..............  12

INVESTMENT RETURN....................  14

MANAGEMENT OF THE FUND...............  15

ORGANIZATION AND DESCRIPTION OF
 SHARES..............................  16



Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy not shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

This prospectus contains information about the Fund that a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information dated October 28, 1996, as amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Fund at the address or telephone number on this cover. The Fund is a series of the Driehaus Mutual Funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DRIEHAUS

INTERNATIONAL

GROWTH

FUND


PROSPECTUS OCTOBER 28, 1996


DRIEHAUS MUTUAL FUNDS
25 East Erie Street
Chicago, Illinois  60611

1-800-560-6111


The objective of the Fund is to maximize capital appreciation. The Fund pursues its objective by investing primarily in the equity securities of foreign companies.

There is no assurance that the Fund's objective will be achieved.

THE FUND MAY SELL AND PURCHASE DERIVATIVE SECURITIES, WHICH MAY BE CONSIDERED SPECULATIVE. AN INVESTMENT IN THE FUND INVOLVES SIGNIFICANT RISKS. (SEE "RISKS AND INVESTMENT CONSIDERATIONS.")

                                    SUMMARY
                                    -------

  The Driehaus International Growth Fund (the "Fund") is a series of the Driehaus Mutual Funds, an open-end management investment company. The Fund is a "no-load" fund. There are no sales charges.

  INVESTMENT OBJECTIVES AND POLICIES. The Fund's investment objective is to maximize capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of foreign companies. Under normal market conditions, the Fund will invest substantially all its assets in at least three countries other than the United States. The Fund currently intends to invest primarily in foreign companies with market capitalizations of more than $300 million (U.S.) using growth style investment criteria. The investment adviser's investment philosophy of considering "market timeliness" when making investment decisions generally results in a relatively high rate of portfolio turnover, which generally increases the brokerage costs of the Fund. See "The Fund -- Portfolio Investments and Strategy -- Portfolio Turnover and Transactions." The investment adviser believes that over time the costs associated with such turnover will be offset by higher performance. There can be no assurance that the Fund's investment objective will be achieved. See "The Fund -- Investment Objectives and Policies."

  INVESTMENT RISKS. The Fund is intended for long-term investors who can accept the risks entailed in investing in foreign securities following the investment adviser's growth style investment philosophy. Since the Fund invests primarily in foreign securities, investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities involves certain considerations involving both risks and opportunities not typically associated with investing in U.S. securities. Such risks include fluctuations in exchange rates on foreign currencies, less public information, less government supervision, less liquidity and greater price volatility. In addition, the Fund expects to have substantial investments in emerging markets, which may be subject to greater risks than other foreign investments, including the risks of expropriation or other adverse political, social or diplomatic developments that could affect investment in these nations. As a "non-diversified" fund, the Fund will be able to invest a relatively high percentage of its assets in a limited number of issues, therefore making the Fund more susceptible to a single economic, political or regulatory occurrence than a diversified fund. The Fund's investment adviser currently acts as portfolio manager for Canadian investment companies, but does not have prior experience managing a U.S. registered investment company. See "The Fund -- Risks and Investment Considerations" and "Management of the Fund."

  PURCHASES AND REDEMPTIONS. The minimum initial investment is $100,000. Additional investments must be $20,000. See "Purchases of Shares." For information on redeeming Fund shares see "Redemption of Shares."

  NET ASSET VALUE. The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value is determined as of the close of regular trading on the New York Stock Exchange. See "Net Asset Value."

  DIVIDENDS. The Fund normally distributes dividends of net investment income and any net realized short-term and long-term capital gains annually. Distributions will be reinvested automatically in additional Fund shares, unless the investor makes a different election. See "Dividends and Taxes."

  INVESTMENT ADVISER. Driehaus Capital Management, Inc. (the "Adviser") provides management and investment advisory services to the Fund. For its services to the Fund, the Adviser is paid a fee at the annual rate of 1.5% of average net assets. See "Management of the Fund."

  FINANCIAL HISTORY. Although the Fund was first established as a registered investment company on June 5, 1996, it has succeeded to the assets of the Driehaus International Large Cap Fund, L.P., a limited partnership organized on July 1, 1990 (the "Limited Partnership"). The performance history included herein is based upon the operations of the Limited Partnership, restated to reflect the anticipated expenses of the Fund. In addition, the distributions made by the Fund will reflect the basis in the investments carried forward from the Limited Partnership. See "Distribution and Taxes."

                                   FEE TABLE
                                   ---------

SHAREHOLDER TRANSACTION EXPENSES
     Sales Load Imposed on Purchases..................................    None

     Sales Load Imposed on Reinvested Dividends.......................    None

     Deferred Sales Load..............................................    None

     Redemption Fees*.................................................    None

     Exchange Fees....................................................    None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

     Management Fees..................................................   1.50%

     12b-1 Fees.......................................................    None

     Other Expenses (after expense reimbursements**)..................    .75%
                                                                         -----
     Total Fund Operating Expenses (after expense reimbursements*)....   2.25%
                                                                         =====

----------------

*   There is a $25 charge for payments of redemption proceeds by wire.

** The Adviser has agreed to reduce its fee and absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extra ordinary expenses) will not exceed 2.25% of the average net assets of the Fund on an annual basis for the first twelve months of the Fund's operations after the effective date of the Fund's registration statement. Without expense reimbursement, "Other Expenses" for the fiscal year ending September 30, 1997 are estimated to be 0.75% and "Total Fund Operating Expenses" are estimated to be 2.25%.

EXAMPLE. The following example illustrates the expenses that an investor would pay on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                             1 year       3 years
                             ------       -------
                              $24           $75

The purpose of the preceding tables is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. As a new Fund, the percentages shown are estimates for the current first year. NEITHER THE 5% RATE OF RETURN NOR THE FEES AND EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS, FEES OR EXPENSES. ACTUAL, RETURNS, FEES AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                    THE FUND
                                    --------

  The Driehaus International Growth Fund (the "Fund") is a series of the Driehaus Mutual Funds (the "Trust"), an open-end management investment company. Driehaus Capital Management, Inc. (the "Adviser") provides management and investment advisory services to the Fund.

INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is to maximize capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of foreign companies. Under normal market conditions, the Fund will invest substantially all (no less than 65%) of its assets in at least three countries other than the United States. The Fund is a non-diversified investment company. (See "Risks and Investment Considerations" for the risks associated with non-diversification.) Current income is not a factor in the selection of portfolio securities.

  The Fund's investments in equity securities will principally be in growth stocks. Growth stocks are stocks of companies whose earnings per share are expected to grow faster than the market average. In selecting securities for the Fund, the Adviser employs analyses identifying companies that have demonstrated superior earnings growth potential and that, in the opinion of the Adviser, have the potential for continued gains in the near future. Growth stocks tend to trade at higher price to earnings (P/E) ratios than the general market. The Fund currently intends to invest primarily in foreign companies with market capitalizations of more than $300 million (U.S.).

  The Fund's investments will be based on the Adviser's investment philosophy that accelerating sales and earnings, consistent with high earnings quality and market timeliness, are principal criteria for equity investment. Earnings quality considers the extent to which current earnings are indicative of future results. Market timeliness reflects the expectation of an upward movement in the price of a particular stock in the near future. Information that may alert the Adviser to such situations includes strong company earnings reports, evidence of increased order backlogs, new product introductions, and industry developments. This fundamental information is combined with technical analyses (price and volume charts, rating services where available, etc.) in order to reach an overall judgment about a security's attractiveness. The Adviser's security selection will be made primarily using these company-specific criteria and, to a significantly lesser extent, using macroeconomics or country specific analyses.

  In evaluating countries for investment and determining country and region weightings, the Adviser considers numerous criteria including the current and prospective growth rates of various economies, interest rate trends, inflation rates, trade balances and currency trends. The Adviser also reviews technical information on stock markets. The analysis may also include considerations specific to a certain country or region of the world. For example, a rapid increase in the middle class in a developing economy may signal increased demand for consumer goods such as soft drinks, convenience foods or clothes.
Similarly, a decline in the value of a country's currency may increase demand for its exports and reduce operating margins for companies which import most of their products. Although, under normal market conditions, the Fund will be invested in at least three countries other than the United States, there are no maximum limitations on the number of countries in which the manager can or must invest at a given time. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time.

  The securities markets of less developed economies and of many developing economies are sometimes referred to as "emerging securities markets." Although the amount of the Fund's assets invested in emerging securities markets will vary over time, the Adviser currently expects that a substantial portion of the Fund's assets will be invested in emerging securities markets. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. These markets are generally characterized by limited trading volume and greater volatility and, as a result, the Fund may be subject to greater risks to the extent of its investments in such markets. Moreover, the Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country. Therefore, to the extent a substantial portion of the Fund's assets are invested in a specific country, the Fund would be particularly subject to the risks associated with that country. For a discussion of these risks, see "Risks and Investment Considerations" below.

  The Fund's investments in equity securities will generally be in companies with market capitalizations of more than $300 million, although the Fund may invest a significant amount in companies with lower market capitalizations. Companies with lower market capitalizations. The Fund may also invest in securities of issuers, that, together with any predecessors, have been in continuous operation for less than three years. Companies with lower market capitalizations as well as start-up companies may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

  Equity securities include common stocks, warrants or rights that are convertible into common stock, preferred stock, debt securities that are convertible into common stock and depositary receipts for those securities. The Fund may purchase foreign securities in the form of American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. The Fund may invest in sponsored or unsponsored ADRs. (For a description of ADRs, GDRs and EDRs, see the Statement of Additional Information.) Generally, the Fund would purchase ADRs, GDRs or EDRs, rather than directly investing in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. For example, the Fund may purchase an ADR if the foreign market on which the underlying security trades is not open for trading at the time the investment decision is made.

  In addition to equities, as a temporary defensive measure, the Fund may hold up to 100% of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), and purchase short-term debt securities of U.S. or foreign government or corporate issuers. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet Fund liquidity needs.

PORTFOLIO INVESTMENTS AND STRATEGIES

  The Fund may utilize from time to time one or more of the investment practices described below to assist it in reaching its investment objective. These practices involve potential risks which are summarized below. In addition, the Statement of Additional Information contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by the Fund to reduce such risks.

  CURRENCY HEDGING. Most of the Fund's portfolio will be invested in foreign securities. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in U.S. dollars is subject to fluctuations in the exchange rate between the foreign currencies and the U.S. dollar. When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency to moderate potential changes in the U.S. dollar value of the portfolio, the Fund may enter into a forward currency exchange contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency). Through the contract, the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as "currency hedging." By locking in a rate of exchange, currency hedging is intended to moderate or reduce the risk of change in the U.S. dollar value of the Fund's portfolio only during the period of the forward contract. Forward contracts usually are entered into with banks and broker-dealers; are not exchange traded; and while they are usually for less than one year, may be renewed. A default on a contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

  The use of foreign currency contracts (for settlement or hedging) will not eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the price of such securities should decline. In addition, such forward currency exchange contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency. (For further information on forward foreign currency exchange transactions, see the Statement of Additional Information.)

  SETTLEMENT TRANSACTIONS. When the Fund enters into a contract for the purchase or sale of a foreign portfolio security, it usually is required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. In either event, the Fund is obliged to acquire or dispose of an appropriate amount of foreign currency by selling or buying an equivalent amount of U.S. dollars. At or near the time of the purchase or sale of the foreign portfolio security, the Fund may wish to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Known as "transaction hedging," this may be accomplished by purchasing or selling such foreign securities on a "spot," or cash, basis. Transaction hedging also may be accomplished on a forward basis, whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received and the transaction settled. Similar transactions may be entered into by using other currencies if the Fund seeks to move investments denominated in one currency to investments denominated in another. The Fund may also settle certain trades in U.S. dollars, in which case the broker will engage in any transaction hedging necessary and will build the cost of the hedging into the cost of the securities traded.

  CONVERTIBLE SECURITIES. By investing in convertible securities, the Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by the Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. The Fund does not currently intend to invest more than 5% of its total assets in below investment grade convertible securities. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important in the purchase of such securities than other factors.

  DEBT SECURITIES. In pursuing its investment objective, under normal market conditions, the Fund may invest up to 35% of its total assets in non-convertible debt securities. Investments in such debt securities are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally or internationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Advisor. Securities in the fourth highest grade may possess speculative characteristics. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security. The Adviser will, however, consider that fact in determining whether the Fund should continue to hold the security. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities.

  PORTFOLIO TURNOVER AND TRANSACTIONS. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. Portfolio turnover is commonly measured by dividing the cost of purchases in a portfolio by the average investment (i.e., the cumulative total investment in the account at the end of each month, divided by the number of months under consideration). High portfolio turnover should result from the Fund's investment strategy, which considers market timeliness (i.e., the likelihood or expectation that value of any stock purchased will increase in the immediate future). Under normal market conditions, only securities that increase in value shortly after purchase and that generally continue to increase in value (although they may experience temporary stagnant or declining periods) will be retained in the Fund's portfolio. Securities sold by the Fund may be purchased again at a later date when the Adviser perceives that the securities are again "timely." In addition, adjustments to the portfolio of the Fund will be made when conditions affecting relevant markets, particular industries or individual issues, warrant such action. (See "Risks and Investment Considerations -- Portfolio Turnover.")

  Purchases and sales of securities, futures or options on futures on an exchange (including a board of trade), and options on securities may be effected through securities brokers or futures commissions merchants that charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Driehaus Securities Corporation ("DSC"), an affiliate of the Adviser. In order for DSC to effect any such transaction for the Fund, the commissions, fees or other remuneration received by DSC must be reasonable and fair, compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. This standard would allow DSC to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not "interested" Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to DSC are consistent with the foregoing standard. Brokerage transactions with DSC are also subject to such fiduciary standards as may be imposed upon DSC by applicable law. In light of these factors and the historical volatility of foreign growth stocks, the Fund anticipates a higher portfolio turnover rate (i.e., 200% to 300%, but may vary significantly from year to year). Portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. The Fund anticipates that most transactions for the purchase or sale of ADRs will be placed through DSC, so long as the criteria for using an affiliated broker are met. (See "Management of the Fund -- Portfolio Transactions.")

  FOREIGN INVESTMENT COMPANIES. The Fund may invest in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve layered fees or expenses. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees or expenses.

  DERIVATIVES. Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts and futures options ("Derivatives"). (For these purposes, forward currency contracts are not considered Derivatives.) In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Fund does not expect to invest more than 5% of its total assets in Derivatives.

  Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns, however, because of the uncertainties associated with their use portfolio returns may be decreased by the use of Derivatives. See "Risks and Investment Considerations."

  REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements' maturing in more than seven days and any other illiquid securities. A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by the Fund will be fully collateralized and will be marked-to-market daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES: REVERSE REPURCHASE AGREEMENTS. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such purchase commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

  The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

  At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

  LENDING OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. Any such loan must be continuously secured by collateral (cash or U.S. Governmental Securities). In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses.

RESTRICTIONS ON THE FUND'S INVESTMENTS

  The Fund will not: (1) act as an underwriter for securities; (2) purchase or sell real estate or commodities (except futures contracts and forward currency contracts); (3) make loans (except that it may purchase debt obligations, invest in repurchase agreements and loan portfolio securities, subject to certain limitations); (4) borrow money (except that it may borrow up to 33 1/3% of its total assets as a temporary measure for extraordinary or emergency purposes);
(5) invest 25% or more of its total assets in securities of issuers of any particular industry (excluding U.S. Governmental securities); or (6) issue any senior security (except to the extent permitted under the Investment Company Act of 1940). The policies summarized in this paragraph and the Fund's investment objective along with any investment policies designated as fundamental are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940. All of the investment restrictions are set forth in the Statement of Additional Information.

RISKS AND INVESTMENT CONSIDERATIONS

  All investments, including those in mutual funds, have risks. No investment is suitable for all investors. THE FUND IS INTENDED FOR LONG-TERM INVESTORS WHO CAN ACCEPT THE RISKS ENTAILED IN INVESTING IN FOREIGN SECURITIES. Of course, there can be no guarantee that the Fund will achieve its objective. In addition, although the Adviser acts as portfolio manager for four Canadian registered investment companies, it has not previously served as an investment adviser for a U.S. registered investment company.

  The Fund is NON-DIVERSIFIED, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer or in a single country. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. As a non-diversified fund, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and, may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.

  FOREIGN INVESTING. Investing outside the United States involves different opportunities and different risks than domestic investments. The Adviser believes that it may be possible to obtain significant returns from the Fund's portfolio of foreign investments and to achieve increased diversification in comparison to a personal investment portfolio invested solely in United States securities. An investor may gain increased diversification by adding securities from various foreign countries which offer different investment opportunities, are affected by different economic trends and whose stock markets do not move in a manner parallel to United States markets. At the same time, these opportunities and trends involve risks that may not be encountered in United States investments.

  Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities--positions which are generally denominated in foreign currencies--and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries;

and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. These risks are greater for emerging market countries.

  Although the Fund will try to invest in companies and governments of countries having stable or improving political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, and other adverse political, social or diplomatic developments that could affect investment in these nations.

  The risks described above, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structure in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

  The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market companies have experienced substantial, and in some periods extremely high, rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

  In addition, unanticipated political or social developments may affect the values of the Fund's investments in these countries and the availability to the fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

  The price of securities of small, rapidly growing companies is expected to fluctuate more widely than the general market due to the difficulty in assessing financial prospects of companies developing new products or operating in countries with developing markets.

  To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. If the dollar falls relative to the Japanese yen, for example, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See the discussion of portfolio and transaction hedging under "The Fund -- Portfolio Investments and Strategies".)

  PORTFOLIO TURNOVER. High portfolio turnover in any year may make it more difficult to comply with the requirements of Subchapter M of the Internal Revenue Code, may result in the payment by shareholders of greater amounts of taxes, and may generate additional dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher annual brokerage commissions.

  DERIVATIVES. The Fund may invest in certain types of Derivatives including options on securities and indexes, futures contracts and options on futures contracts. The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

  In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, the Fund may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes, or other benchmarks. The Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when the Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit. See "Portfolio Investment and Strategies -- Derivatives" in the Statement of Additional Information for further information regarding the risks associated with investing in Derivatives.

  OTHER INVESTMENT PRACTICES. The Fund may lend portfolio securities. The risks of such transactions are described more fully in the Statement of Additional Information under "Portfolio Investment and Strategies."

                             HOW TO PURCHASE SHARES
                             ----------------------

  The initial purchase minimum per Fund account is $100,000. Subsequent purchases must be at least $20,000. These minimums may be waived in the discretion of Driehaus Securities Corporation ("DSC"), the Fund's Distributor.

  Shares of the Fund are sold at the net asset value next calculated after receipt of a purchase order and payment in good form. If an order is placed at or prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 3:00 p.m., Central time) on any business day, the purchase of shares is executed at the net asset value determined as of the closing time that day. If the order is placed after that time, it will be effected on the next business day.

  In order to purchase shares, an investor must fill out an Application. All purchases are confirmed to the investor in writing except purchases made by reinvestment of dividends, which will be confirmed quarterly. If no indication is made on the Application, dividends and distributions payable by the Fund are automatically reinvested in additional shares of the Fund.

  Purchase orders must be submitted to the Fund together with payment for the purchase price of the shares ordered and, in the case of a new account, a completed Application, to Driehaus Mutual Funds c/o PFPC, P.O. Box 8855, Wilmington, DE 19899-8855 or for overnight deliveries, to Driehaus Mutual Funds c/o PFPC, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809-3710. Payment may be made by check or wire transfer. Checks must be made payable to the Fund. Checks from persons who are not advisory clients of the Adviser or who do not have a brokerage account with Driehaus Securities Corporation must be bank or certified checks. The Fund, at its option, may accept a check that is not a bank or certified check. A purchase order on behalf of a client who has an investment advisory account with the Adviser or a brokerage account with Driehaus Securities Corporation is effected upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum investment requirements set forth above).

  Wire transfer instructions should be as follows: PNC Bank, N.A., ABA #: 031-000-053, Credit: Driehaus Purchase Account, Bank Account #: 86-1108-2419, Further Credit: (Shareholders Name/Acct #).

  Individual Retirement Accounts ("IRAs") may be set up. For details, call 1-800-560-6111. Investors should also read the IRA Disclosure Statement and Bank Custodial Agreement for further details on eligibility, service fees and tax implications.

  Each purchase order must be accepted by an authorized officer of the Trust and is not binding until accepted and entered on the books of the Fund. The Fund reserves the right not to accept any purchase order that it determines not to be in the best interests of the Fund or its shareholders. The Fund also reserves the right to change its investment minimums for any reason.

  Shares of the Fund will not be offered in any state where the Fund is not registered.

  PURCHASES THROUGH THIRD PARTIES. Investors may purchase (or redeem) shares through investment dealers or other financial institutions. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. There are no charges or limitations imposed by the Trust, other than those described in this prospectus, if shares are purchased (or redeemed) directly from the Trust.

                              HOW TO REDEEM SHARES
                              --------------------

  BY WRITTEN REQUEST. Shares of the Fund may be redeemed by submitting a written request in "good order" to the Fund at Driehaus Mutual Funds c/o PFPC, P.O. Box 8855, Wilmington, DE 19899-8855. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

  (1) The request must be in writing, and must indicate the number of shares or dollar amount to be redeemed and identify the shareholder's account number;

  (2) The request must be signed by the shareholder(s) exactly as the shares are registered;

  (3) Unless the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, the signatures on the written redemption request must be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution.

  (4) Corporations and associations must submit with each request a completed certificate of authorization in a form of resolution acceptable to the Fund; and

  (5) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees, or other acting on accounts not registered in their names.

  GENERAL REDEMPTION POLICIES. A shareholder may not cancel or revoke a redemption order once instructions have been received and accepted. The Fund cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

  The price at which a redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See "Net Asset Value".) Because the redemption price received depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price originally paid for the shares and may result in a realized capital gain or loss.

  The Fund will generally mail payment for shares redeemed within seven days after proper instructions are received. If so requested, the Fund will pay proceeds by wire, usually on the next business day. The Fund is not responsible for the efficiency of the federal wire system or the shareholder's financial services firm or bank. The Fund currently charges the shareholder $25 for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's firm or bank. There is a $5,000 wire redemption minimum. Redemptions of shares within 15 days after they have been purchased by check may be delayed until it can be verified that payment for the purchase of those shares has been (or will be) collected. Such delays may be avoided if shares are purchased by certified or bank check or by wire transfer.

  The Fund reserves the right to redeem shares in any account and send the proceeds to the owner if immediately after a redemption, the shares in the account do not have a value of at least $50,000. A shareholder would be notified that the account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed.

  Shares in any account maintained with the Fund may be redeemed by the Fund to the extent necessary to reimburse the Fund for any loss it sustains that is caused by a shareholder (such as losses from uncollected checks for the purchase of shares, or any Fund liability under the Internal Revenue Code provisions on backup withholding).

                                NET ASSET VALUE
                                ---------------

  The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 3:00 p.m., Central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

  In computing the net asset value of the Fund, the values of portfolio securities are generally based upon market quotations. Depending upon local convention or regulation, these market quotations may be the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern Securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the Fund's portfolio may be significantly affected on days when shares of the fund may not be purchased or redeemed.

                            DISTRIBUTIONS AND TAXES
                            -----------------------

  DISTRIBUTIONS. Income dividends for the Fund are normally declared and paid annually. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

  All income dividends and capital gain distributions will be reinvested in additional shares unless an investor elects to have distributions either (1) paid by check; or (2) deposited by electronic transfer into a bank checking account. Reinvestment into the same Fund account normally occurs one business day after the record date. If an investor chooses to receive distributions in cash, a distribution check normally will be mailed approximately 15 days after the record date. The Fund reserves the right to reinvest the proceeds and future distributions in additional Fund shares if distribution checks are returned as undeliverable or are not presented for payment within six months.

  U.S. FEDERAL INCOME TAXES. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so that it will not be subject to federal income tax to the extent its earnings are distributed. Distributions will be taxable, under federal income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November, or December of the prior calendar year is deemed paid in the prior calendar year. When buying shares of the Fund on or before the record date of a dividend, shareholders should be aware that the amount of any forthcoming dividend payment, although in effect a return of capital to that particular shareholder, will be taxable as described below. Moreover, because the Fund succeeded to the tax basis of the assets of the Limited Partnership, shareholders should be aware that as portfolio securities with pre-existing capital gains are sold, the gains recognized will be distributed to Fund shareholders as dividends and will be taxable.

  Dividends derived from net investment income and net short-term capital gain will be subject to federal income tax at ordinary rates. Distributions of net long-term capital gains will be taxable as long-term capital gain regardless of the length of time the shares have been held. Long-term capital gain distributions received by individual shareholders will be taxed at a maximum rate of 28%. It is not anticipated that dividends paid by the Fund will qualify for the dividends received deduction available to corporate shareholders.

  Gains and losses attributable to fluctuations on the value of foreign currencies will be generally characterized as ordinary gain or loss.

  The Fund will advise shareholders annually as to the source of distributions for tax purposes. If a shareholder is not subject to tax on income, the shareholder will not be required to pay federal income tax on these amounts.

  If a loss is realized on the sale of Fund shares held for six months or less, any short-term loss resulting from the sale is recharacterized as long-term to the extent of any long-term capital gain distributions received with respect to those shares.

  FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

  To the extent that the Fund is liable for foreign income taxes, the Fund also intends to elect and operate so as to meet the requirements of the U.S. Internal Revenue Code to "pass through" to the Fund's shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. If this election is made, shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The shareholders of the Fund may claim a credit by reason of the Fund's election, subject to certain limitations imposed by the Code. Also, under the Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns; although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

  This discussion of U.S. and foreign taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. Investors may wish to consult their own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Fund shares.

  BACKUP WITHHOLDING. The Trust may be required to withhold federal income tax ("backup withholding") at a 31% rate from taxable dividend and redemption proceeds paid to certain shareholders. Backup withholding may be required if:

  . An investor fails to furnish your properly certified social security or other tax identification number;

  . An investor fails to certify that the investor's tax identification number is correct or that the investor is not subject to backup withholding due to the under-reporting of certain income;

  . The Internal Revenue Service informs the Trust that the investor's tax identification number is incorrect.

These certifications are contained in the Application that should be completed and returned when opening an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse a shareholder for amounts withheld. A shareholder may, however, claim the amount withheld as a credit on the shareholder's federal income tax return.

                               INVESTMENT RETURN
                               -----------------

  The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

  Comparison of the Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results.

  Although the Fund commenced operations as a registered investment company on October 28, 1996, it succeeded to the assets of the Limited Partnership, which was managed following substantially the same investment objective, policies and philosophies as are currently followed by the Fund. The investment returns of the Limited Partnership, restated to reflect the expenses of the Fund as shown in the Fee Table, for the period from inception of the Limited Partnership through June 30, 1996 are shown below. The Limited Partnership was not registered under the Investment Company Act of 1940 (the "1940 Act") and thus was not subject to certain investment and operational restrictions imposed by the 1940 Act. If the Limited Partnership had been registered under the 1940 Act, its performance might have been adversely affected. Also shown for comparison is the performance for the same time period for the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE Index).

                  DRIEHAUS INTERNATIONAL LARGE CAP FUND, L.P.
          (PREDECESSOR FUND OF THE DRIEHAUS INTERNATIONAL GROWTH FUND)
                                  TOTAL RETURN
                        SINCE INCEPTION ON JULY 1, 1990

                                                               Total Return for the Years Ending
                                             ---------------------------------------------------------------------
                              Cumulative
                                 Gain
                               Inception       Inception                                               6 Months
                               through          through                                                 Ended
                             June 30, 1996   Dec. 31, 1990   1991    1992    1993    1994    1995   June 30, 1996
                            ---------------  -------------  ------  ------  ------  ------  ------  --------------
Driehaus International
 Large Cap Fund...........       168.9%          -10.2%      21.7%    8.6%   73.7%  -13.6%   18.1%        28.0%
EAFE Index (Europe,
 Australia, Far East)
 in US$*..................        42.4%          -12.9%      12.1%  -12.2%   32.6%    7.8%   11.2%         4.5%

                                             Average Annual Total Return for the Periods Ending June 30, 1996
                                             ----------------------------------------------------------------
                                                Inception
                                                 through
                                              June 30, 1996            5 Year          3 Year          1 Year
                                             ----------------          ------          ------          ------
      Driehaus International Large Cap
       Fund.............................           17.9%                20.6%           23.5%           44.5%
      EAFE Index (Europe, Australia, Far
       East) in US$*....................            6.1%                10.0%           10.4%           13.3%

----------------

* The Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE Index) is a widely recognized benchmark of non-US stock markets. It is composed of a sample of companies representative of the market structure of 18 European and Pacific Basin countries. These eighteen countries are Australia, Belgium, Denmark, Finland, France, Germany, Great Britain, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, and Switzerland. The index included above is calculated in U.S. dollars, includes the reinvestment of dividends and is net of foreign withholding taxes based upon rates applicable to a Luxembourg holding company. The average market capitalization of the securities in the EAFE Index was $4.7 billion as of December, 1995. The unweighted average market capitalization of the securities in the Driehaus International Large Cap Fund was $3.2 billion as of December, 1995.

                             MANAGEMENT OF THE FUND
                             ----------------------

  TRUSTEES AND ADVISER. The Board of Trustees of the Trust has overall management responsibility for the Fund. See the Statement of Additional Information for the names of and additional information about the trustees and officers. The Fund's Adviser, Driehaus Capital Management, Inc., 25 East Erie Street, Chicago, Illinois 60611, is responsible for managing the Fund, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1982, and currently manages $2 billion in assets. The Adviser is wholly owned by Richard H. Driehaus.

  PORTFOLIO MANAGER. William R. Andersen, a Vice President of Adviser, has been the portfolio manager of the Fund since the commencement of operations on October 28, 1996. Prior to the Fund's commencement date, Mr. Andersen was the portfolio manager for the Limited Partnership since its inception in July 1990. Mr. Andersen has primary responsibility for making all investment decisions on behalf of the Fund. He is assisted by portfolio analysts who specialize in various markets, including Western Europe, Asia, emerging markets and Canada.
In addition to the Fund, Mr. Andersen is the portfolio manager for three Canadian mutual funds, including a global fund.

  Mr. Andersen was born in 1959 and is a graduate of Stanford University, where he received a B.A. in economics in 1981. In 1985, Mr. Andersen received his M.B.A. from the University of Chicago, where he concentrated in finance. Mr. Andersen is a Chartered Financial Analyst. Mr. Andersen has been employed by DSC and the Adviser since 1985. From 1985 to 1989, Mr. Andersen was employed by DSC as a security analyst and, as such, was responsible for several industry groups in which DSC maintained investments for clients. In May 1989, while continuing to act as a senior investment analyst for DSC, Mr. Andersen became a portfolio manager for the Adviser.

  FEES AND EXPENSES. In return for its services, the Adviser receives a monthly fee from the Fund, computed and accrued daily, at an annual rate of 1.5% of average net assets. This fee is higher than the fees paid by most mutual funds.

  PORTFOLIO TRANSACTIONS. The Adviser places the orders for the purchase and sale of portfolio securities and sale of portfolio securities and options and futures transactions for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors. The Fund has been advised by the Adviser that it intends to execute most transactions in ADRs through DSC, a registered broker-dealer and an affiliate of the Adviser, to the extent that the combination of price and execution are comparable to that of other broker-dealers. See also, "Portfolio Investments and Strategies -- Portfolio Turnover and Transactions."

  ADMINISTRATOR. PFPC Inc. ("PFPC"), 103 Bellevue Parkway, Wilmington, Delaware 19809, is the administrator for the Trust. In such capacity, PFPC assists the Trust in all aspects of its administration and operation, including certain accounting services. In compensation for its services, PFPC receives a monthly fee based upon average net assets, with a minimum monthly fee of $9,500, plus out-of-pocket expenses. PFPC has agreed to waive a portion of its fees during the first year.

  TRANSFER AGENT. PFPC is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

  DISTRIBUTOR. The shares of the Fund are offered for sale through DSC, an affiliate of the Adviser, without any sales commissions or charges to the Fund or to its shareholders. DSC is located at 25 East Erie Street, Chicago, Illinois 60611 and is wholly owned by Richard H. Driehaus. All distribution and promotional expenses are paid by the Adviser, including any payments to DSC for sales of Fund shares.

  CUSTODIAN. Morgan Stanley Trust Company (the "Bank") is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

                     ORGANIZATION AND DESCRIPTION OF SHARES
                     --------------------------------------

  The Trust is a Delaware business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated May 31, 1996. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series or classes as the Board may authorize. Currently, one series is authorized and outstanding.

          Statement of Additional Information Dated October 28, 1996

                             DRIEHAUS MUTUAL FUNDS
                              25 East Erie Street
                            Chicago, Illinois 60611

                                 1-800-560-6111

                       DRIEHAUS INTERNATIONAL GROWTH FUND

  The Driehaus International Growth Fund is a series of the Driehaus Mutual Funds (the "Trust"). This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Fund's prospectus dated October 28, 1996, and any supplements thereto ("Prospectus"). The Prospectus may be obtained at no charge by telephoning 800-560-6111.

                               TABLE OF CONTENTS
                               -----------------
                                                                          Page

General Information and History.........................................
Portfolio Investments and Strategies....................................
Investment Restrictions.................................................
Purchases and Redemptions...............................................
Management..............................................................
Principal Shareholders..................................................
Investment Advisory Services............................................
Administrator...........................................................
Distributor.............................................................
Transfer Agent..........................................................
Custodian...............................................................
Independent Public Accountants..........................................
Portfolio Transactions..................................................
Additional Income Tax Considerations....................................
Investment Performance..................................................
Report of Independent Auditors Statement of Net Assets..................
Appendix--Ratings.......................................................

                        GENERAL INFORMATION AND HISTORY
                        -------------------------------

     As used herein, "the Fund" refers to the series of the Trust designated Driehaus International Growth Fund. Currently, the Fund is the only series of the Trust that is authorized and outstanding.

     Driehaus Capital Management, Inc. (the "Adviser") provides management and investment advisory services to the Fund.

     Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series.

     As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

     On October 28, 1996, the Fund succeeded to the assets of the Driehaus International Large Cap Fund, L.P.

                      PORTFOLIO INVESTMENTS AND STRATEGIES
                      ------------------------------------

FOREIGN SECURITIES
------------------

     The Fund invests primarily in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Fund may also purchase foreign securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receivables (GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. Generally, ADRs are designed for the U.S. securities markets and EDRs and GDRS are designed for use in European and other foreign securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security. The Fund may invest in sponsored or unsponsored ADRs. ln the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Adviser to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Synthetic Foreign Money Market Positions. The Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency money market instruments. The result of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policy that, under normal conditions, the Fund will invest at least 65% of its total assets in at least three countries other than the United States.

LENDING OF PORTFOLIO SECURITIES
-------------------------------

     Subject to restriction (3) under Investment Restrictions in this Statement of Additional Information, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days.
The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

REPURCHASE AGREEMENTS
---------------------

     The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.


WARRANTS
--------

     The Fund may purchase warrants, which are instruments that give holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Warrants are generally sold by companies intending to issue stock in the future, or by those seeking to raise cash by selling shares held in reserve.

SHORT SALES
-----------

     The Fund may make short sales "against the box." In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables the Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement.

RULE 144A SECURITIES
--------------------

     The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and
(4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

LINE OF CREDIT
--------------

     Subject to restriction (4) under Investment Restrictions in this Statement of Additional Information, the Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

PORTFOLIO TURNOVER
------------------

     The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. Portfolio turnover is commonly measured by dividing the cost of purchases in a portfolio by the average investment (i.e., the cumulative total investment in the account at the end of each month, divided by the number of months under consideration). High portfolio turnover should result from the Fund's investment strategy, which considers market timeliness (i.e., the likelihood or expectation that value of any stock purchased will increase in the immediate future). Under normal market conditions, only securities that increase in value shortly after purchase and that generally continue to increase in value (although they may experience temporary stagnant or declining periods) will be retained in the Fund's portfolio. Securities sold by the Fund may be purchased again at a later date when the Adviser perceives that the securities are again "timely." In addition, adjustments to the portfolio of the Fund will be made when conditions affecting relevant markets, particular industries or individual issues, warrants such action. High portfolio turnover in any year may make it more difficult to comply with the requirements of Subchapter M of the Internal Revenue Code, may result in the payment by shareholders of greater amounts of taxes, and may generate additional dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher annual brokerage commissions.

DERIVATIVES
-----------

     Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts and futures options ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

     The Fund does not currently intend to invest more than 5% of its total assets in Derivatives.

OPTIONS ON SECURITIES AND INDEXES
---------------------------------

     The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

     The Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index/1/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds,

----------------
   /1/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.
The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES
-----------------------------

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES
----------------------------------

     If other options, futures contracts, or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

     The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"/2/ would exceed 5% of the Fund's total assets.

----------------
   /2/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%.

     As long as the Fund continues to sell its shares in certain states, the Fund's options and futures transactions will also be subject to certain non-fundamental investment restrictions set forth under Investment Restrictions in this Statement of Additional Information.

TAXATION OF OPTIONS AND FUTURES
-------------------------------

     If the Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by the Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If the Fund writes an equity call option/3/ other than a "qualified covered call option," as defined in the

----------------
   /3/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel/casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund:
(1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If the Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for the Fund to qualify for federal income tax treatment as a regulated investment company, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

     The Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

                            INVESTMENT RESTRICTIONS
                            -----------------------

     The Fund operates under the following fundamental investment restrictions, which, together with the investment objective and fundamental policies, cannot be changed without the approval of a "majority of the outstanding voting securities," which is defined in the Investment Company Act of 1940 to mean the lesser of (i) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

          (1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

          (2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

          (3) make loans, but this restriction shall not prevent the Fund from
     (a) buying a part of an issue of bonds, debentures, or other obligations,
     (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

          (4) borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures, and options on futures;

          (5) invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry,/1/ except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

          (6) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

          (a) invest in companies for the purpose of exercising control or management;

----------------
   /1/ For purposes of this investment restriction, the Fund uses industry classifications contained in Institutional Brokers Estimate System ("I/B/E/S") Sector Industry Group Classification, published by I/B/E/S, an institutional research firm.

          (b) purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets more than 3% of the stock of another investment company (valued at time of purchase);

          (c) mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures;

          (d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales; and

          (e) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

                           PURCHASES AND REDEMPTIONS
                           -------------------------

     Purchases and redemptions are discussed in the Prospectus under the headings How to Purchase Shares, How to Redeem Shares and Net Asset Value, and that information is incorporated herein by reference. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Trust of any such purchase order.

     The Fund's net asset value is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

     The Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Trust during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of exchange traded securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Due to the relatively high cost of maintaining smaller accounts, as described in the Prospectus the Trust reserves the right to redeem shares in any account that does not have a value of at least $50,000 immediately after a redemption. The Agreement and Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

     The Trust reserves the right to suspend or postpone redemptions of shares of the Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                                   MANAGEMENT
                                   ----------

     The following table sets forth certain information with respect to the trustees and executive officers of the Trust:


NAME; ADDRESS                AGE  POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING PAST
                                  TRUST                      FIVE YEARS
Richard H. Driehaus*/1/       54  Chairman of the Board;     Chairman of the Board and Chief
 25 East Erie Street              President                  Executive Officer of the Adviser and
 Chicago, IL 60601                                           DSC


Arthur B. Mellin/2/           53  Trustee                    President, Mellin Securities
 190 South LaSalle Street                                    Incorporated
 Chicago, IL 60603

Robert F. Moyer*/1/           49  Trustee; Vice President    President and Chief Operating Officer
 25 East Erie Street                                         of the Adviser and DSC, since 1995;
 Chicago, IL 60601                                           Senior Vice President prior thereto

A.R. Umans/1/,/2/             69  Trustee                    President and Chief Executive Officer,
 1400 North 25th Avenue                                      RHC/Spacemaster Corporation
 Melrose Park, IL 60160                                      (manufacturing company)

Daniel Zemanek/2/             54  Trustee                    President, Pollo Rey, Inc.
 2301 Leghorn                                                (creator of Pollo Rey restaurants),
 Mountain View, CA                                           since 1996; brokered real estate loans
  94043                                                      for private and institutional investors
                                                             in California from 1991-1996; President Shell
                                                             Realty from 1985-1991.

William R. Andersen           37  Vice President             Vice President of the Adviser;
 25 East Erie Street                                         Portfolio Manager of the Adviser
 Chicago, IL 60601                                           prior thereto

 Diane L. Wallace             37  Vice President;            Senior Vice President-Operations of the
 25 East Erie Street              Treasurer                  Adviser and DSC, since 1996; Vice
 Chicago, IL 60601                                           President prior thereto

Mary H. Weiss                 48  Vice President; Secretary  Vice President, Secretary and Chief
 25 East Erie Street                                         Legal Counsel of the Adviser and DSC
 Chicago, IL 60601                                           since February 1995; prior thereto,
                                                             Assistant Regional Director, U.S.
                                                             Securities and Exchange Commission

----------------

   * Trustee who is an "interested person" of the Trust and of the Adviser, as defined in the Investment Company Act of 1940.

  /1/   Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.

  /2/   Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.

     Officers and trustees affiliated with the Adviser serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or the Adviser are paid $2,500 for each Board meeting attended and $500 for each committee meeting attended, and are reimbursed for out-of-pocket expenses. The Trust has no retirement or pension plans. The following table sets forth estimated compensation to be paid by the Trust during the Fund's first full fiscal year to each of the non-interested trustees:

                                             AGGREGATE
                                            COMPENSATION
                       NAME OF TRUSTEE     FROM THE TRUST
                       ---------------     --------------

                       Arthur B. Mellin        $10,500
                       A. R. Umans             $10,500
                       Daniel Zemanek          $10,500

                             PRINCIPAL SHAREHOLDERS
                             ----------------------

     As of September 13, 1996, Richard H. Driehaus owned of record or beneficially all the shares of the Fund as the result of his providing the initial capitalization of the Fund.

                          INVESTMENT ADVISORY SERVICES
                          ----------------------------

     The Adviser provides office space and executive and other personnel to the Fund and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

     The investment advisory agreement provides that the Adviser shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to the Adviser, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public; provided, however, that the Adviser shall not be required to reimburse the Fund an amount in excess of the management fee from the Fund for such year. Currently the Fund is not offered for sale in any state that imposes an expense limitation.

     The advisory agreement also provides that neither the Adviser nor any of its directors, officers, stockholders, agents, or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

     Any expenses that are attributable solely to the organization, operation, or business of the Fund shall be paid solely out of the Fund's assets. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

                                 ADMINISTRATOR
                                 -------------

     PFPC Inc. ("PFPC") is the administrator for the Trust. The asset based fee for administrative services is:

     .125% of the first $200 million of average net assets; .09% of the next $200 million of average net assets; .07% of the next $200 million of average net assets; and .05% of average net assets in excess of $500 million.


                                  DISTRIBUTOR
                                  -----------

     Shares of the Fund are distributed by DSC under a Distribution Agreement as described under Management of the Fund in the Prospectus. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses, including any payments to DSC for the sales of Fund shares.

As agent, DSC offers shares of the Fund to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or "12b-1" payment is paid by the Fund. DSC offers the Fund's shares only on a best-efforts basis.

                                   CUSTODIAN
                                   ---------

     Morgan Stanley Trust Company (the "Bank") at One Pierrepont Plaza, Brooklyn, NY 11201 is the custodian for the Trust. It is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund.

     Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

     The Board of Trustees reviews, at least annually, whether it is in the best interest of the Fund and its shareholders to maintain Fund assets in each of the countries in which the Fund invests with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and the Bank. The review includes an assessment of the risks of holding Fund assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. The Board of Trustees is aided in its review by the Bank, which has assembled the network of foreign sub-custodians utilized by the Fund, as well as by the Adviser and counsel. However, with respect to foreign sub-custodians, there can be no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to the Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

     The Fund may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                         INDEPENDENT PUBLIC ACCOUNTANTS
                         ------------------------------

     The independent public accountants for the Trust are Arthur Andersen LLP. The accountants audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

     The Adviser places the orders for the purchase and sale of the Fund's portfolio securities and options and futures contracts. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, and reports are made annually to the Board of Trustees.

     Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, DSC, an affiliate of the Adviser. The Fund has been advised the Adviser that it intends to execute most (or all) transactions in ADRs through DSC. In order for DSC to effect any such transaction for the Fund, the commissions, fees or other remuneration received by DSC must be reasonable and fair, compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. This standard would allow DSC to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not "interested" Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to DSC are consistent with the foregoing standard.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer (other than DSC) is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser may receive from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Fund), while the portions of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of the Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of the Fund.

     With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to the Fund.

     The Trust may arrange for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for Fund portfolio securities, to the extent consistent with best price and execution. If such arrangements are made the custodian will credit any such fees received against its custodial fees.

                      ADDITIONAL INCOME TAX CONSIDERATIONS
                      ------------------------------------

     The Fund intends to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent its net investment income and capital gains are currently distributed to shareholders. In order to qualify for such provisions, the Fund must maintain a diversified portfolio, which requires that at the close of each quarter (i) at least 50% of its total assets be represented by cash or cash items, Government securities, securities of other investment companies and securities of other issuers in which not greater than 5% of the Fund's assets are invested and not more than 10% of the outstanding voting securities of such issuer are held; and (ii) not more than 25% of the total assets of the Fund are invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer.

     Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the Fund's total assets at the close of any fiscal year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their United States income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit may be required to treat a portion of dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit available to such shareholders. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Fund will notify shareholders of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country, if the Fund qualifies to pass along such credit.

     The Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

     The market-to-market rules of the Code may require the Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts and futures contracts on foreign currency are market-to-market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the Fund had unrealized gains in offsetting positions at year end.

     A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 in the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

     A shareholder who redeems shares of the Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the basis of the shares. If a shareholder realizes a loss on the redemption of the Fund's shares and reinvests in shares of the Fund within 30 days before or after the redemption, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes.

     Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of the Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

     Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

     In accordance with tax regulations, the Fund intends to treat PFICs as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

                             INVESTMENT PERFORMANCE
                             ----------------------

     The Fund may quote certain total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

     Average Annual Total Return is computed as follows: ERV = P(1+T)n

     Where:    P=    a hypothetical initial payment of $1,000
               T=    average annual total return
               n=    number of years
               ERV=  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of the Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Fund. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund believes to be generally accurate. The Fund may also note its mention or recognition in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Fund include, but are not limited to, the following:

       Architectural Digest        Atlanta Constitution
       Arizona Republic            Barron's
       Boston Herald               Newsweek
       Business Week               The New York Times
       Chicago Tribune             No-Load Fund Investor
       Chicago Sun-Times           Pension World
       Cleveland Plain Dealer      Pensions and Investment
       CNBC                        Personal Investor
       Crain's Chicago Business    Physicians Financial News
       Consumer Reports            Jane Bryant Quinn (syndicated column)
       Consumer Digest             The San Francisco Chronicle
       Financial World             Smart Money

       Forbes                               Smithsonian
       Fortune                              Stanger's Investment Adviser
       Fund Action                          Time
       Gourmet                              Travel & Leisure
       Investor's Business Daily            United Mutual Fund Selector
       Kiplinger's Personal Finance         USA Today
        Magazine                            U.S. News and World Report
       Knight-Ridder                        The Wall Street Journal
       Los Angeles Times                    Working Women
       Money                                Worth
       Mutual Fund Letter                   Your Money
       Mutual Fund News Service
       Mutual Fund Values (Morningstar)

     The Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The Fund's performance may be compared to the following indexes or averages:

 Dow-Jones Industrial Average          New York Stock Exchange Composite Index
 Standard & Poor's 500 Stock Index     American Stock Exchange Composite Index
 Standard & Poor's 400 Industrials     NASDAQ Composite
 Wilshire 5000                         NASDAQ Industrials
 (These indexes are widely             (These indexes generally reflect
 recognized indicators of general      the performance of stocks traded in the
 U.S. stock market results.)           indicated markets.)

                EAFE Index
                Financial Times Actuaries World Index (Ex-U.S.)
                Morgan Stanley Capital International World Index
                (These indexes are widely recognized indicators of the international markets)

     In addition, the Fund may compare performance to the indices indicated below:

          Lipper International & Global Funds Average
          Lipper General Equity Funds Average
          Lipper Equity Funds Average
          Lipper International Fund Index
               (The Lipper averages are unweighted averages of total return performance as classified, calculated, and published by Lipper.)
          ICD International Equity Funds Average
          ICD All Equity Funds Average
          ICD General Equity Average*
          ICD Global Equity Funds Average
          ICD International Equity and Global Equity Funds Average
          ICD Foreign Securities Index
          Morningstar International Stock Average
          Morningstar U.S. Diversified Average
          Morningstar Equity Fund Average
          Morningstar Hybrid Fund Average
          Morningstar All Equity Funds Average
          Morningstar General Equity Average**

     *Includes ICD Aggressive Growth, Growth & Income, Long-Term Growth, and Total Return Averages.

     **Includes Morningstar Aggressive Growth, Growth, Balanced Equity Income, and Growth & Income Averages.

     The ICD Indexes reflect the unweighted average total return of the largest twenty funds within their respective category as calculated and published by ICD.

     The Lipper International Fund index reflects the net asset value weighted return of the ten largest international funds.

     The Lipper, ICD, and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.

     The Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting the Fund's risk score (which is a function of the Fund's monthly returns less the 3-month T-bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     Of course, past performance is not indicative of future results.

     To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

               Common stocks
               Small company stocks
               Long-term corporate bonds
               Long-term government bonds
               Intermediate-term government bonds
               U.S. Treasury bills
               Consumer Price Index

     The Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment.
This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

                 TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT
                 ----------------------------------------------
 INTEREST RATE      6%         8%        10%         6%         8%        10%
 -------------
  COMPOUNDING
     YEARS          TAX-DEFERRED INVESTMENT                  TAXABLE INVESTMENT
     -----       ------------------------------   ------------------------------
      30         $124,992   $171,554   $242,340   $109,197   $135,346   $168,852
      25           90,053    115,177     82,067     97,780     97,780    117,014
      20           62,943     75,543     59,362     68,109     68,109     78,351
      15           41,684     47,304     40,358     44,675     44,675     49,514
      10           24,797     26,820     24,453     26,165     26,165     28,006
       5           11,178     11,613     11,141     11,546     11,546     11,965
       1            2,072      2,096      2,072      2,096      2,096      2,121

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share.

     Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

                               APPENDIX--RATINGS
                               -----------------

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

RATINGS BY MOODY'S

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa.  Bonds rated Baa are considered as medium grade obligations;
i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system.
The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

     AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C1. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:

     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

     The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.